UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

NetSuite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403-2511
(Address of principal executive offices)	(Zip Code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On May 3, 2010, NetSuite Inc. (the “Company”) issued a press release announcing unaudited financial results for its quarter ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2010, the Company appointed James McGeever, who is currently the Company’s Chief Financial Officer, to the role of Chief Operating Officer, effective July 1, 2010. In his new role, Mr. McGeever will continue to report directly to Zachary Nelson, the Company’s President and Chief Executive Officer and will continue to be an executive officer with reporting requirements under Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). Mr. McGeever, age 43, has served as the Company’s Chief Financial Officer since June 2000.

In addition, on May 3, 2010, the Company appointed Ronald Gill, who is currently the Company’s Senior Vice President, Finance, to the role of Chief Financial Officer, effective July 1, 2010. In his new role, Mr. Gill will report directly to Zachary Nelson, the Company’s President and Chief Executive Officer, and will be an executive officer with reporting requirements under Section 16 of the Exchange Act. Prior to joining the Company as Senior Vice President, Finance in August 2007, Mr. Gill, age 44, was Vice President, Finance at Hyperion Solutions Corporation, a provider of performance management software from August 2006 until July 2007. Hyperion Solutions Corporation was acquired by Oracle Corporation in April 2007. From 2004 until May 2006, Mr. Gill was the Chief Controller, Product and Technology Group at SAP AG.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press release dated May 3, 2010, titled “NetSuite Announces Record First Quarter 2010 Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2010

NETSUITE INC.

By:	/s/ JAMES MCGEEVER
James McGeever
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release dated May 3, 2010, titled “NetSuite Announces Record First Quarter 2010 Financial Results.”

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